UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 16, 2010

Wells-Gardner Electronics Corporation

__________________________________________

(Exact name of registrant as specified in its charter)

Illinois	1-8250	36-1944630
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9500 West 55th Street, Suite A, McCook, Illinois		60525-3605
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(708) 290-2100

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On June 16, 2010, American Gaming Electronics, Inc. ("AGE"), a wholly-owned subsidiary of Wells-Gardner Electronics Corporation, entered into an exclusive distribution agreement with SPIELO Manufacturing ULC ("Spielo"), a subsidiary of Lottomatica Group S.p.A ("Lottomatica").  The distribution agreement provides AGE with the exclusive right to distribute Spielo's prodiGi Vu™ Video Gaming Terminal and game content to licensed operators in the new Illinois VGT market.

At 10:23 EDT on  June 17, 2010, Lottomatica issued a press release (the "Press Release") in Italian announcing the signing of the distribution agreement.  The full text of this press release in English is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

A copy of the Press Release is attached at Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS-GARDNER ELECTRONICS CORPORATION

Date: June 17, 2010	By:	/s/ James F. Brace
Name: James F. Brace
Title: Executive Vice President, Chief Financial Officer, Treasurer & Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Lottomatica Group S.p.A. on June 17, 2010 (as translated into English).